SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 16, 2003


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


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
DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)            (Commission File Number)  (I.R.S. Employer Identification No.)

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                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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

ITEM 5. OTHER EVENTS

         On September 15, 2003, the Registrant issued the following press release.

News from
Buckeye
FOR IMMEDIATE RELEASE
                                  Contacts: Kris Matula, Senior Vice President
                                                                  901-320-8588
                                                               Gordon Mitchell
                                                    Investor Relations Manager
                                                                  901-320-8256
                                                     Website:  www.bkitech.com

Buckeye Technologies Inc. Prices Private Placement of $200 Million in Senior Notes

MEMPHIS, TN, September 15, 2003 - Buckeye Technologies Inc. today announced a private placement of $200 million in aggregate principal amount of senior notes due 2013 in a private offering to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and to persons outside the United States pursuant to Regulation S of the Securities Act of 1933. The notes are guaranteed by certain of Buckeye Technologies Inc.'s subsidiaries. The transaction was priced on September 15, 2003 and is expected to close on September 22, 2003.

The senior notes have been offered with a maturity date of October 1, 2013, a coupon of 8.5% and are priced at par.

The Company anticipates using a portion of the net proceeds from the private placement to redeem its 8.5% senior subordinated notes due 2005, pay the related redemption premium and repay a portion of its existing bank debt.

The notes and the guarantees have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act of 1933 and any applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and does not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

         On September 16, 2003, the Registrant issued the following press release.

News from
Buckeye
FOR IMMEDIATE RELEASE
                                  Contacts:   Kris Matula, Senior Vice President
                                                                    901-320-8588
                                                                 Gordon Mitchell
                                                      Investor Relations Manager
                                                                    901-320-8256
                                                       Website:  www.bkitech.com

Buckeye Technologies Inc. CEO to Participate in
UBS Global Paper & Forest Products Conference

MEMPHIS, TN, September 16, 2003 - Buckeye Technologies Inc. today announced that David B. Ferraro, Chairman and Chief Executive Officer will participate in the UBS Global Paper & Forest Products Conference at the Plaza Hotel in New York City on Thursday, September 18, 2003, at 12:30 p.m. (EDT).

A live audio webcast of Mr. Ferraro's remarks and a copy of presentation materials will be accessible at WWW.IBB.UBS.COM and WWW.BKITECH.COM respectively. A replay of the audio webcast will be available 24 hours after the presentation and will be available until October 18, 2003. To access the audio webcast, use the Conference Highlights link to access Live Audio under the Global Paper and Forest Conference heading.

Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

         On September 16, 2003, the Registrant issued the following press release.

News from
Buckeye
FOR IMMEDIATE RELEASE
                                 Contacts:    Kris Matula, Senior Vice President
                                                                    901-320-8588
                                                                 Gordon Mitchell
                                                      Investor Relations Manager
                                                                    901-320-8256
                                                       Website:  www.bkitech.com

Buckeye Announces Call of Interest Rate Swap

MEMPHIS, TN, September 16, 2003 - Buckeye Technologies Inc. today announced that the counter party to its interest rate swap agreement has notified Buckeye that it intends to call the interest rate swap on October 15, 2003. The swap counter party will be obligated to pay Buckeye $4 million to terminate the swap agreement. The Company will revert to paying interest at the fixed rate of 8% per annum on the $100 million of senior subordinated notes due 2010 that were covered by the swap.

Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                               BUCKEYE TECHNOLOGIES INC.


                               /S/ GAYLE L. POWELSON
                               ----------------------------------
                               Gayle L. Powelson
                               Senior Vice President and Chief Financial Officer September 16, 2003